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                          MASSACHUSETTS INVESTORS TRUST


                      SUPPLEMENT TO THE CURRENT PROSPECTUS


The description of portfolio managers under the "Management of the Fund Investment Adviser" section is hereby restated as follows: John D. Laupheimer, Jr., a Senior Vice President of the Adviser, and Mitchell D. Dynan, a Vice President of the Adviser, have been the Fund's portfolio managers since 1992 and 1995, respectively. Messrs. Laupheimer and Dynan have been employed as portfolio managers by the Adviser since 1981 and 1986, respectively.


               The date of this Supplement is September 1, 1998.